UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary proxy statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

Invesco Ltd.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on May 14, 2014.

Vote by Internet •Go to www.envisionreports.com/IVZ •Or scan the QR code with your smartphone •Follow the steps outlined on the secure website

Vote by telephone •Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone •Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals —	THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” EACH OF
THE NOMINEES FOR DIRECTOR AND “FOR” ITEMS 1, 3 AND 4.

		For	Against	Abstain			For	Against	Abstain	+
1.	AMENDMENT OF AMENDED AND RESTATED BYE-LAWS TO DECLASSIFY OUR BOARD OF DIRECTORS	☐	☐	☐	3.	ADVISORY VOTE TO APPROVE 2013 EXECUTIVE COMPENSATION	☐	☐	☐

2.	ELECTION OF DIRECTORS:	For	Against	Abstain

	2.1 - Dennis Kessler	☐	☐	☐	4.	APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	☐	☐	☐
	2.2 - G. Richard Wagoner, Jr.	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance	☐
Mark the box to the right if you plan to attend the Annual Meeting.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

Important notice regarding the Internet availability of proxy materials for the

Annual General Meeting of Shareholders. The Proxy Statement and the 2013

Annual Report on Form 10-K are available at: www.envisionreports.com/IVZ

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF INVESCO LTD.

The undersigned hereby appoints Rex D. Adams, Martin L. Flanagan, Loren M. Starr, Colin D. Meadows and Kevin M. Carome, and each of them, with power to act without the others and with power of substitution, as proxies and attorneys-in-fact, and hereby authorizes them to represent and vote, as provided on the other side, all the common shares of Invesco Ltd., which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2014 Annual General Meeting of Shareholders, or at any adjournment or postponement thereof, of Invesco Ltd., to be held in the Appalachians Room, 18th Floor, at Invesco’s Global Headquarters located at Two Peachtree Pointe, 1555 Peachtree Street N.E., Atlanta, GA 30309, with all powers which the undersigned would possess if present at the meeting.

(Continued and to be marked, dated and signed, on the other side)